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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 22, 1999
                Date of Report (Date of earliest event reported)


                      R.J. REYNOLDS TOBACCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                          1-6388                56-0950247
(State or other jurisdiction      (Commission file number)    (I.R.S. Employer
       of incorporation)                                     Identification No.)

401 NORTH MAIN STREET, WINSTON-SALEM, NC                                27102
(Address of principal executive offices)                              (Zip Code)


                                  336-741-5500
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         At its meeting held on September 22, 1999, the Board of Directors of R.J. Reynolds Tobacco Holdings, Inc. ("RJR") determined that:

(1) stockholder proposals intended to be included in RJR's proxy statement and form of proxy for its 2000 Annual Meeting of Stockholders must be received by RJR's Corporate Secretary at its principal executive offices no later than November 27, 1999;

(2) in accordance with RJR's By-Laws, other stockholder proposals intended to be presented at RJR's 2000 Annual Meeting of Stockholders, but not submitted for inclusion in RJR's proxy statement and form of proxy, must be delivered either in person or by United States certified mail, postage prepaid, and received prior to the close of business at the same address, together with the other required information as set forth in RJR's By-Laws, not earlier than October 29, 1999, and no later than November 27, 1999; and

(3) stockholder proposals not notified to RJR by November 27, 1999 shall be considered untimely and, if presented at the 2000 annual meeting, the holders of proxies solicited by RJR's Board of Directors may exercise their discretionary voting authority with respect to such proposals.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    R.J. REYNOLDS TOBACCO HOLDINGS, INC.
                                                (Registrant)


Date: September 24, 1999            /s/ Charles A. Blixt
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                                    Charles A. Blixt, Esq.
                                    Executive Vice President and General Counsel